UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2019 (December 17, 2019)

ArQule, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-21429	04-3221586
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

One Wall Street
Burlington, Massachusetts 01803
(Address of principal executive offices, including Zip Code)

(781) 994-0300
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ARQL	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

Amendment No. 1 to the Agreement and Plan of Merger

On December 17, 2019, ArQule, Inc., a Delaware corporation (“ArQule”), Merck Sharp & Dohme Corp., a New Jersey corporation (“Merck”), and Argon Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Merck (“Merger Sub”), entered into the First Amendment (the “Merger Agreement Amendment”) to the Agreement and Plan of Merger, dated as of December 6, 2019, among ArQule, Merck and Merger Sub (the “Merger Agreement”). The Merger Agreement Amendment corrects certain scrivener’s errors contained in Annex I to the Merger Agreement regarding the conditions to consummation of the tender offer contemplated by the Merger Agreement. Specifically, the Merger Agreement Amendment (i) limits the conditions that cannot be waived by Merck and Merger Sub without ArQule’s consent and that would, if such conditions are not satisfied and other conditions have been satisfied or waived, require extension of the outside date in accordance with the Merger Agreement, to the conditions concerning antitrust approvals and the absence of judgments, laws or orders preventing the transactions contemplated by the Merger Agreement, and (ii) specifies that the conditions concerning antitrust approvals and the absence of judgments, laws or orders preventing the transactions contemplated by the Merger Agreement are limited to the requirements and actions of jurisdictions in which Merck or any of its affiliates operate their respective businesses or own any assets. Other than as expressly modified pursuant to the Merger Agreement Amendment, the Merger Agreement remains in full force and effect as originally executed on December 6, 2019.

Additional Information

The foregoing description of the Merger Agreement Amendment is not complete and is qualified in its entirety by reference to the Merger Agreement Amendment, which is attached as Exhibit 2.1 to this report and incorporated herein by reference. The Merger Agreement Amendment and the foregoing description have been included to provide investors and stockholders with information regarding the terms of the Merger Agreement Amendment. They are not intended to provide any other factual information about ArQule.

Notice to Investors and Security Holders

The offer contemplated by the Merger Agreement and Merger Agreement Amendment (the “Offer”) referred to in this Current Report on Form 8-K (the “Current Report”) has not yet commenced. The description contained in this Current Report is neither an offer to purchase nor a solicitation of an offer to sell any securities, nor is it a substitute for the tender offer materials that Merck and Merger Sub will file with the SEC. The solicitation and offer to buy Shares will only be made pursuant to an offer to purchase and related tender offer materials. At the time the Offer is commenced, Merck and Merger Sub will file a tender offer statement on Schedule TO and thereafter ArQule will file a solicitation/recommendation statement on Schedule 14D-9 with the SEC with respect to the Offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL CONTAIN IMPORTANT INFORMATION. ANY HOLDERS OF SHARES ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES. The offer to purchase, the related letter of transmittal and the solicitation/recommendation statement will be made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting ArQule or Merck. Copies of the documents filed with the SEC by ArQule will be available free of charge on ArQule’s internet website at http://investors.arqule.com/financial-information/sec-filings or by contacting ArQule’s investor relations contact at +1 (781) 994-0300. Copies of the documents filed with the SEC by Merck can be obtained, when filed, free of charge by directing a request to the Information Agent for the Offer which will be named in the Schedule TO.

In addition to the offer to purchase, the related letter of transmittal and certain other tender offer documents filed by Merck, as well as the solicitation/recommendation statement filed by ArQule, ArQule will also file annual, quarterly and current reports with the SEC. You may read and copy any reports or other information filed by ArQule or Merck at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. ArQule’s filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at http://www.sec.gov.

Forward Looking Statements

The information contained in this Current Report is as of December 17, 2019. ArQule assumes no obligation to update forward-looking statements contained in this Current Report as the result of new information or future events or developments.

This Current Report contains forward-looking information related to Merck, ArQule and the proposed acquisition of ArQule by Merck that involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements in this document and the accompanying exhibits include, among other things, the ability of ArQule and Merck to complete the transactions contemplated by the Merger Agreement, including the parties’ ability to satisfy the conditions to the consummation of the offer contemplated thereby and the other conditions set forth in the Merger Agreement; statements about the expected timetable for completing the transaction; ArQule’s and Merck’s beliefs and expectations and statements about the benefits being sought to be achieved in Merck’s proposed acquisition of ArQule; the potential effects of the acquisition on both ArQule and Merck; the possibility of any termination of the Merger Agreement, as well as the expected benefits and success of ArQule’s product candidates. These statements are based upon the current beliefs and expectations of the ArQule’s and Merck’s management and are subject to significant risks and uncertainties. There can be no guarantees that the conditions to the closing of the proposed transaction will be satisfied on the expected timetable or at all, with respect to pipeline products that the products will receive the necessary regulatory approvals or that they will prove to be commercially successful. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements.

Risks and uncertainties include but are not limited to, uncertainties as to the timing of the offer and the subsequent merger; uncertainties as to how many of ArQule’s stockholders will tender their shares in the offer; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the merger and the offer contemplated thereby may not be satisfied or waived; the effects of disruption from the transactions contemplated by the Merger Agreement and the impact of the announcement and pendency of the transactions on ArQule’s business; the risk that stockholder litigation in connection with the offer or the merger may result in significant costs of defense, indemnification and liability; general industry conditions and competition; general economic factors, including interest rate and currency exchange rate fluctuations; challenges inherent in new product development, including obtaining regulatory approval; and the company’s ability to accurately predict future market conditions.

A further description of risks and uncertainties relating to ArQule can be found in ArQule’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and in its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov and https://www.arqule.com/.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	First Amendment to Agreement and Plan of Merger, dated December 17, 2019, among ArQule, Inc., Merck Sharp & Dohme Corp. and Argon Merger Sub, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ArQule, Inc.

By:	/s/ Peter S. Lawrence
President and Chief Operating Officer

Dated: December 17, 2019